ADM TRONICS UNLIMITED, INC.
                      and its majority-owned subsidiary
                     AA NORTHVALE MEDICAL ASSOCIATES, INC.

                            SUBSCRIPTION AGREEMENT

The undersigned (hereinafter "Subscriber") hereby confirms his/her/its subscription for the purchase of Units of ADM Tronics Unlimited ("ADM"), Inc., a Delaware corporation and AA Northvale Medical Associates, Inc. ("AAN"), a New Jersey corporation. ADM and AAN shall be collectively referred to herein as the "Company." Each Unit consists of: one (1) $100,000 Unsecured 6% Joint and Several Convertible Promissory Note ("Note"); one (1) Class A Warrant for ADM (the "ADM Warrant"); and one (1) Class A Warrant for AAN (the "AAN Warrant"). The Units and the securities underlying the Units are sometimes referred to collectively as the "Securities". Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Company's Confidential Private Placement Memorandum, dated as of May 20, 2004 (as amended or supplemented, and together with all documents and filings attached thereto, the "Memorandum").

The Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act") and Section 4(2) of the Act.

In connection with this subscription, Subscriber and the Company agree as follows:

1.	Purchase and Sale of the Securities.
(a)	The Company hereby agrees to issue and to sell to Subscriber, and
Subscriber hereby agrees to purchase from the Company, a number of Units for the aggregate subscription amount set forth on the signature page hereto. Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a Note, and warrant certificates evidencing each of the ADM Warrant and the AAN Warrant, subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).
(b)	Subscriber has hereby delivered and paid concurrently herewith the purchase price (the "Purchase Price") set forth on the signature page hereof required to purchase the Units subscribed for hereunder which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of "American Stock Transfer & Trust Company, ADM Tronics Unlimited, Inc. Escrow Account."
(c)	Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $3,500,000 of Units, which offering is being made on a "best efforts" basis for a maximum of 35 Units (the "Maximum Offering").
(d)	At each closing of this transaction (the "Closing"), (1) the
Company shall deliver to or as directed by Subscriber (i) the Notes to be acquired by Subscriber at the Closing, in the form attached as Exhibit A, attached hereto, in the principal amount set forth beside Subscriber's name below, (ii) a warrant certificate evidencing the ADM Warrants to be issued to Subscriber, in the form attached as Exhibit B attached hereto, (iii) a warrant certificate evidencing the AAN Warrants to be issued to Subscriber at the Closing, in the form attached as Exhibit C attached hereto, and (iv) the opinion of counsel to ADM and AAN of a legal opinion in form and substance satisfactory to Subscriber's counsel, and (iv) all other instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement; and (2) each Subscriber shall deliver or cause to be delivered to the Company (1) by check or wire transfer of immediately available funds in accordance with the Company's written wire instructions, its respective share of the aggregate of $3,500,000 for the purchase of the Units, and (ii) all documents, instruments and writings required to have been delivered at or prior to the Closing by Subscriber pursuant to this Agreement.

2.	Representations and Warranties of Subscriber.  Subscriber represents and warrants to the Company as follows:
(a)	At the time Subscriber was offered the Securities, Subscriber was, and on the date Subscriber receives the Securities will be, an "accredited investor" as defined by Rule 501 under the Act, and Subscriber is capable of evaluating the merits and risks of Subscriber's investment in the Company and has the capacity to protect Subscriber's own interests.
(b)	Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of certain of the securities underlying the Units (see Section 6 below).
(c)	Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.
(d)	Subscriber acknowledges that the Securities must be held
indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.
(e)	Subscriber acknowledges that the Notes, ADM Warrants, AAN
Warrants and shares of AAN' s common stock issuable upon the exercise of the AAN Warrants, in payment of interest on the Notes and upon conversion of the Notes, as the case may be are not currently publicly trading.
(f)	Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management or any person acting on its behalf. Subscriber has received and reviewed the Memorandum, and all the information, both written and oral, that it desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review, (i) copies of all of the Company's publicly available documents, including but not limited to, those attached to the Memorandum, and (ii) all information, both written and oral, that it desires with respect to the Company's business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber's own knowledge and understanding of the Company and its business based upon Subscriber's own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.
(g)	Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber's obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.
(h)	Subscriber has carefully considered and has discussed with the
Subscriber's professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber's particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.
(i)	This Subscription Agreement and the Purchaser Questionnaire do
not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.
(j)	There are no actions, suits, proceedings or investigations
pending against Subscriber or Subscriber's properties before any court or governmental agency (nor, to Subscriber's knowledge, is there any threat thereof) which would impair in any way Subscriber's ability to enter into and fully perform Subscriber's commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.
(k)	The execution, delivery and performance of and compliance with this Subscription Agreement, and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber's articles of incorporation or bylaws, if applicable, or any of Subscriber's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.
(l)	Subscriber acknowledges that the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.
(m)	Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the "Risk Factors" section of the Memorandum.
(n)	Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.
(o)	Subscriber is aware that the Securities are and will be, when issued, "restricted securities" as that term is defined in Rule 144 of the general rules and regulations under the Act.
(p)	Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE
     SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED,
     SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF
     EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
     STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION
     FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH,
     IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS
     AVAILABLE."

(q)	In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.
(r)	Because of the restrictions imposed on resale, Subscriber
understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company's intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.
(s)	Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.
(t)	Subscriber represents that (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment; and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.
(u)	Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber's own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.
(v)	Subscriber understands that the Company shall have the
unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber's funds). This Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company. In the event that the subscription is rejected, then Subscriber's subscription funds will be returned without interest thereon or deduction therefrom.
(w)	Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in the Memorandum and this Subscription Agreement.
(x)	Subscriber represents that Subscriber is not subscribing for
Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.
(y)	Subscriber has carefully read this Subscription Agreement and the
Memorandum, and Subscriber has accurately completed the Purchaser Questionnaire which accompanies this Subscription Agreement.
(z)	No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.
(aa)	Subscriber represents and warrants, to the best of its knowledge, that other than the Placement Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.
(bb)	Subscriber represents and warrants that he/she/it will have no open position in the Company's Common stock at the time a Registration Statement is filed with the SEC to register the Securities (the "Registration Statement") and is aware of the following Telephone Interpretation in the SEC Manual of Publicly Available Telephone Interpretations (July 1997):
A.65.	Section 5
An issuer filed a Form S-3 registration
statement for a secondary offering of common stock
which is not yet effective.  One of the selling
shareholders wanted to do a short sale of common
stock "against the box" and cover the short sale with
registered shares after the effective date.  The
issuer was advised that the short sale could not be
made before the registration statement becomes
effective, because the shares underlying the short
sale are deemed to be sold at the time such sale is
made.  There would, therefore, be a violation of
Section 5 if the shares were effectively sold prior
to the effective date.
(cc)	Subscriber represents and warrants that he/she/it has complied with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, including Regulation M and applicable state securities laws, and will comply at the time of sale pursuant to the Registration Statement.
(dd)	Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and the Placement Agent,
(ii) kept confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company or any other relevant company for so long as such recipient has been in possession of the material non-public information contained in the Memorandum.
(ee)	The obligations of each Subscriber under this Subscription
Agreement are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this Subscription Agreement. Nothing contained herein, or in any other Agreement, and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement. Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Subscription Agreement or out of the other Offering documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.

3.	Representations, Warranties and Covenants of ADM and AAN.  Each of ADM
and AAN represents, warrants and covenants to Subscriber as follows:
(a)	Organization and Qualification.  Each of ADM and AAN is a
corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. AAN has no subsidiaries, and
AAN does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership joint venture or other entity. ADM has those subsidiaries set forth in its Annual Report on Form 10-KSB for the year ended March 31,
2004 (the "Form 10-KSB"), collectively the "Subsidiaries" and each a "Subsidiary". Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of ADM, AAN and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (w) adversely affect the legality, validity or enforceability of any of the Notes, the Warrants or this Agreement, (collectively, the "Transaction Documents"), (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of ADM or AAN, (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Subsidiaries, taken as a whole with ADM, or
(z) adversely impair ADM or AAN's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (w), (x), (y) or (z), a "Material Adverse Effect").
(b)	Authorization; Enforcement.  Each of ADM and AAN has the
requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by each of ADM and AAN and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of ADM and AAN and no further action is required by ADM or AAN. Each of the Transaction Documents has been duly executed by each of ADM and AAN and, when delivered in accordance with the terms thereof, will constitute the legal, valid and binding obligation of each of ADM and
AAN enforceable against each of ADM and AAN in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.  Neither ADM, AAN nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.
(c)	Capitalization.  The number of authorized, issued and outstanding capital stock of each of ADM and AAN is set forth in the Memorandum.  Except as described in the Memorandum, no shares of common stock are entitled to preemptive or similar rights, nor is any holder of common stock entitled to preemptive or similar rights arising out of any agreement or understanding with ADM or AAN by virtue of any of the Transaction Documents. Except as disclosed in the Memorandum, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the securities underlying the Units under this Agreement, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of common stock, or contracts, commitments, understandings, or arrangements by which ADM, AAN or any Subsidiary is or may become bound to issue additional shares of common stock, or securities or rights convertible or exchangeable into shares of common stock. To the knowledge of ADM and AAN, except as specifically disclosed in the Memorandum or Schedule 3(c) attached hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon ADM or AAN beneficial ownership of in excess of 5% of the common stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
(d)	Issuance of the Securities.  The issuance, sale and delivery of
Securities have been duly authorized by all requisite corporate action of the ADM and AAN. When so issued, sold and delivered in accordance with the terms hereof, the Securities will be duly executed, issued and delivered and will constitute valid and legal obligations of ADM and AAN enforceable in accordance with their respective terms and, in each case, will not be subject to preemptive or other similar rights, shall be free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). ADM and AAN will at all times while the securities underlying the Units are outstanding maintain an adequate reserve of duly authorized shares of common stock equal to the number of shares of common stock issuable upon conversion in full of the securities underlying the Units and in payment of interest thereon. The shares of ADM common stock or AAN common stock, as the case may be, when issued in accordance with the Notes, ADM Warrants or AAN Warrants, as the case may be, shall have been duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens.
(e)	No Conflicts.  The execution, delivery and performance of the
Transaction Documents by ADM and AAN and the consummation by ADM and AAN of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of ADM or AAN's certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, bond, debenture, note, lease, contract, mortgage, deed of trust, loan agreement, credit facility, indenture or instrument (evidencing an ADM or AAN debt or otherwise) to which ADM, AAN or any Subsidiary is a party or by which any property or asset of ADM, AAN or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which ADM or AAN is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the common stock is listed or traded), or by which any property or asset of ADM or AAN is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of each of ADM and AAN is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations, which, individually or in the aggregate, could not have, or result in a Material Adverse Effect.
(f)	Consents and Approvals.  Neither ADM, AAN nor any Subsidiary is
required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of (i) one or more registration statements with the SEC meeting the requirements set forth in this Agreement and covering the resale of the shares of common stock of either ADM or AAN common stock, as the case may be, (ii) the applications to a securities exchange, market or other quotation system for the listing therewith of the
ADM or AAN common stock, as the case may be, (iii) applicable blue sky filings and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i)-(v) of this Section are, collectively, the "Required Approvals").
(g)	Litigation; Proceedings.  Except as specifically disclosed in the
Disclosure Materials (as hereinafter defined) or as otherwise disclosed on
Schedule 3(g) attached hereto, there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii)
could, individually or in the aggregate, have or result in a Material Adverse Effect.
(h)	No Default or Violation.  Except as specifically disclosed in the
Form 10-KSB or as otherwise disclosed in Section 3(h) attached hereto, neither ADM, AAN nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has ADM, AAN or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or
(iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i)
above as has not been waived pursuant to an effective waiver.
	(i)	Private Offering.  Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 2, the offer, issuance and sale of the Securities to Subscriber as contemplated hereby are exempt from the registration requirements of the Act. Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the
Act.
(j)	SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the other written disclosures to Subscriber, the "Disclosure Materials"); on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and, the rules and regulations promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Reports is currently required to be updated or amended under applicable law (except for such statements as have been amended or updated by subsequent SEC Reports prior to the date of this Subscription Agreement). All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required.  The financial statements of the Company included in the SEC
Reports have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (except as may be otherwise specified in such financial statements or the notes thereto), and fairly present, in all material respects the financial position of ADM and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since March 31, 2004, except as specified in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, in each case that, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of ADM or AAN, (iii)
the Company has not altered its method of accounting or the identity of its auditors and (iv) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock or debt convertible into shares of common stock.
(k)	Investment Company.  ADM and AAN are not, and are not an
Affiliate (as defined in Rule 405 under the Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
(l)	Certain Fees.  Except as disclosed in the Disclosure Materials,
Subscribers shall have no obligation with respect to any fees or commissions or with respect to any claims made by or on behalf of any Person for any fees or commissions that may be due in connection with the transactions contemplated by this Agreement to any broker, adviser, consultant, finder, placement agent, banker or other Person. As among ADM, AAN and the
Subscribers (including, for such purposes, Affiliates and agents of Subscriber), the each of ADM and AAN shall be jointly and severally solely responsible for all such fees and amounts and each of ADM and AAN shall jointly and severally indemnify and hold harmless each Subscriber, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees or amounts, as such fees and expenses are incurred. Other than as set forth on Section 3(l) attached hereto, Subscriber shall be responsible for the payment of any fees or costs incurred by their own legal counsel or other advisors in connection with this transaction.
(m)	Patents and Trademarks.  Each of ADM and AAN owns, or has
sufficient rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are described or referred to in the SEC Reports as owned or possessed by it or that are necessary for use in connection with its business, except where the failure to currently own or possess will not have a Material Adverse Effect.  AAN owns, and has the exclusive right to commercialize the SofPulse Device. ADM and AAN are not infringing, or have not received any notice of, nor has any knowledge of, any asserted infringement by ADM or AAN or, any rights of a third party with respect to any Intellectual Property rights.  ADM and AAN have not received any notice of, or have any knowledge of, infringement by a third party with respect to any Intellectual Property Rights of ADM or AAN.
(n)	Registration Rights; Rights of Participation.  Except as set
forth in the Disclosure Materials, neither ADM nor AAN has granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of ADM or AAN registered with the SEC or any other governmental authority which has not been satisfied. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.
(o)	Regulatory Permits.  ADM, AAN and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither ADM,
AAN nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
(p)	Disclosure.  The Company confirms that it has not provided
Subscriber or his/her/its respective agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that Subscriber shall be relying on the foregoing representation in effecting transactions in securities of the Company. All information relating to or concerning the Company or its Subsidiaries set forth in the Transaction Documents and the Disclosure Materials is true and correct and does not fail to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(q)	Reliance on Placement Agency Agreement Representations.  In
addition to the foregoing, Subscriber shall be entitled to rely on all of the representations and warranties made by the Company to the Placement Agent in that certain Placement Agency Agreement ("Placement Agency Agreement"), as
the same may be amended, entered into between the Placement Agent and the Company in connection with the Offering, as if such representations and warranties were made directly to the Subscriber. The form of Placement
Agency Agreement is attached hereto as Exhibit E.
(r)	No Manipulation of Stock.  Neither ADM nor AAN has not taken and will not, in violation of applicable law, take any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock to facilitate the sale or resale of the Securities.
(s)	No Integrated Offering.  Neither ADM, AAN nor any of its
Subsidiaries, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D or cause the offering of Securities to be integrated with any other offering of securities by ADM and AAB for the purpose of any stockholder approval provision applicable to ADM, AAN or their securities. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of the Subscriber to the extent relevant for such determination.
(t)	Foreign Corrupt Practices.  Neither ADM, AAN nor any Subsidiaries
has, nor any director, officer, agent, employee or other person acting on behalf of ADM, AAN or any Subsidiary has in the course of his actions for or on behalf of ADM or AAN, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, ADM, AAN and the Subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.
(u)	Solvency.  Each of ADM and AAN (both before and after giving effect to the transactions contemplated by the Agreements) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured), and currently ADM and AAN has no information that would lead it to reasonably conclude that ADM or AAN would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.
(v)	Legends.  Except for the legend contemplated by Section 2(p), the
Securities shall bear no other legend.
(w)	No General Solicitation.  Neither ADM, AAN nor any person acting on behalf of ADM or AAN has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.
(x)	Internal Accounting Controls.  Each of ADM and AAN and the
Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(y)	Compliance with Patriot Act.  Neither ADM, AAN nor any
Subsidiaries (i) is or will become a Person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With
Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (ii) knowingly engages or will knowingly engage in any dealings or transactions, or be otherwise knowingly associated, with any such person. Neither ADM, AAN nor any Subsidiaries is or will be in violation of the Uniting and Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001).
(z)	Accountants.  Weinick Sanders Leventhal & Co., LLP, who expressed their opinion with respect to the consolidated financial statements from the ADM's Annual Report on Form 10-K from the year ended March 31, 2004, have advised ADM that they are, and to the best knowledge of ADM they are, independent accountants as required by the Securities Act and the rules and regulations promulgated therunder.
(aa)	Form S-3 Eligibility.	ADM is currently eligible to register the
resale of the applicable ADM Securities on a registration statement on Form
S-3 under the Securities Act. There exist no fact or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the applicable ADM Securities within the time periods referred to herein.

4.	Covenants of the Company.
(a)	Certain Securities Law Disclosures.  The Company shall: (i) issue a press release accurately describing and disclosing the transactions contemplated hereby on the Closing Date, (ii) file with the SEC a report on Form 8-K or Form 10-QSB disclosing the transactions contemplated hereby within ten (10) days after the Closing Date, and (iii) timely file with the SEC a Form D promulgated under the Act as required under Regulation D and provide a copy thereof to Subscriber promptly after the filing thereof.
(b)	Furnishing of Information.  So long as Subscriber owns any of the
Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time while Subscriber owns any of the Securities, the Company is not required to file reports pursuant to
Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) promulgated under the Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Securities may reasonably request, all to the extent required from time to time to enable such holder to sell the Common Shares without registration under the Exchange Act under Rule 144 promulgated under the Act. Upon the request of any such holder, the Company shall deliver thereto a written certification of a duly authorized officer as to whether it has complied with such requirements.
(c)	Reservation of Shares.  The Company shall take all action
necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of common stock which are issuable upon conversion of the Notes, in connection with the payment of interest on the Notes, upon exercise of the ADM Warrants or upon exercise of the AAN Warrants.
(d)	Listing.  The Company shall promptly seek the listing of all additional Registrable Securities not previously listed as such shares are issued on the securities exchange, market or other quotation system on which the common stock is then listed or traded and shall maintain, so long as any other shares of common stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. Once listed, the Company shall maintain the common stock's authorization for listing on a securities exchange, market or other quotation system on which the common stock is then listed or traded. The Company shall promptly provide to Subscriber copies of any notices it receives from a securities exchange, market or other quotation system on which the common stock is then listed or traded regarding the continued eligibility of the common stock for listing on such a securities exchange, market or other quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.
(e)	Notice of Breaches.  Each of the Company and Subscriber shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of and after the Closing Date. However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document. No breach, default or other action by or claim against one Subscriber will be deemed a breach, default or action of or claim against of any other Subscriber or in any way adversely affect the rights of the other Subscribers.
(f)	Integration.  The Company shall not and shall use its best
efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the issue, offer or sale of the Securities to Subscriber.
(g)	Acknowledgment of Dilution.  The Company acknowledges that the issuance of common stock will result in dilution of the outstanding shares of common stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue shares of common stock in accordance with the terms of and with respect to the Notes, the ADM Warrants and the AAN Warrants is unconditional and absolute regardless of the effect of any such dilution.
(h)	Intentional Acts or Omissions.  The Company shall not
intentionally perform any act that if performed, or intentionally omit to perform any act that, if omitted to be performed, would prevent or excuse the performance of the Transaction Agreements or any of the transactions contemplated hereby or thereby or the benefits intended to be secured thereby by the Investor.
(i)	Use of Proceeds.  ADM and AAN shall use the proceeds from the sale of the Securities as described in the Memorandum. Without limiting the generality of the foregoing, the ADM and AAN shall not use such proceeds to make a loan to any employee, officer, director or stockholder of ADM or AAN, to repay any loan or other obligation of ADM or AAN to any such person, or to repurchase or pay a dividend on shares of common stock or other securities of ADM or AAN, other than any such payment explicitly required or permitted by the terms of the Transaction Agreements.
(j)	Transactions with Affiliates.  Each of ADM, AAN and the
Subsidiaries will not enter into any agreement or arrangement, written or oral, directly or indirectly, with an affiliate, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an affiliate, except upon fair and reasonable terms under circumstances as determined by ADM or AAN, as applicable, in good faith, taking into account all of the facts and circumstances of such agreement or arrangement, and except for existing intercompany debt or transaction with or between ADM or AAN and any of the Subsidiaries and payments and benefits to officers and directors in their capacities as such in the ordinary course of business, consistent with past practices.
(k) Legend Removal. Notwithstanding anything contained herein to the contrary, upon the earlier of (i) the effectiveness of the Registration Statement for either ADMT or AAN and receipt by ADMT or AAN, as the case may be, of a holder's written confirmation that ADMT common stock or AAN common stock, as the case may be, will not be disposed of except in compliance with the prospectus delivery requirements of the Securities Act or (ii) Rule 144(k) under the Securities Act becoming available to a holder, ADMT or AAN, as the case may be, shall, upon such holder's written request and delivery of all required documentation by the Company's securities counsel, promptly cause certificates evidencing the ADMT common stock or the AAN common stock, as the case may be, to be replaced with certificates that do not bear such restrictive legends. When ADMT or AAN, as the case may be, is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to such holder within three (3) business days following submission by such holder of legended certificate(s) to ADMT or AAN's transfer agent, as applicable, together with a representation letter in customary form, ADMT or AAN, as the case may be, shall be liable to such holder for liquidated damages in an amount equal to 1% of the aggregate purchase price of the ADMT common stock or AAN common stock, as the case may be, evidenced by such certificate(s) for each thirty (30) day period) beyond such three (3) business day period that the unlegended certificates have not been so delivered. ADMT or AAN's obligation to issue unlegended certificates pursuant to this paragraph shall be excused if (i) the SEC promulgates any rule or interpretation expressly prohibiting removal of legends in such circumstances; (ii) the SEC or other regulatory authority instructs ADMT or AAN, as applicable, or their respective transfer agent not to remove such legends, or (iii) the SEC makes it a condition to the effectiveness of the Registration Statement so that ADMT or AAN, as applicable, continues to keep such legends in place.

5.	Indemnification.
(a)	Each of ADM and AAN agrees to indemnify and hold harmless the
Subscriber, its respective officers, directors, employees, stockholders and affiliates, and any person acting on behalf of the Subscriber, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by ADM or AAN to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by ADM or AAN herein, or in any other document provided by the Company to the Subscriber. All representations, warranties and covenants of each of Subscriber and ADM and AAN contained herein shall survive the acceptance of this subscription.
(b)	Subscriber agrees to indemnify and hold harmless the Company and the Placement Agent, its respective officers, directors, employees, stockholders and affiliates, and any person acting on behalf of the Company or the Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and ADM and AAN contained herein shall survive the acceptance of this subscription.

6.	Registration Rights.  Subscriber shall have the registration rights set forth on Annex A attached hereto.

7.	Miscellaneous.
(a)	Subscriber agrees not to transfer or assign this Subscription
Agreement or any of Subscriber's interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.
(b)	Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors, and permitted assigns.
(c)	Subscriber has read and has accurately completed this entire
Subscription Agreement.
(d)	This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.
(e)	Subscriber acknowledges that it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.
(f)	Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(g)	by registered or certified mail with return receipt requested
(postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

ADM Tronics Unlimited, Inc.
224-S Pegasus Ave.
Northvale, New Jersey 07647
Attn:	President
Tel:	(201) 767-6040 Fax: (201) 784-0620

or such other address as it shall have specified to the Subscriber in writing, with a copy (which shall not constitute notice) to:

Frank J.  Hariton, Esq.
1065 Dobbs Ferry Road
White Plains, New York 10607
Attn:	Frank J.  Hariton
Tel:	914.674.4373; Fax: 914.693.2963

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing, with a copy (which shall not constitute notice) to each of the following:

Maxim Group LLC
405 Lexington Avenue, 2nd Floor
New York, New York 10017
Attn:	Anthony Sarkis
Tel:	212.895.3695; Fax: 212.895.2555

and

Ellenoff Grossman & Schole LLP
370 Lexington Avenue, 19th Floor
New York, NY 100 17-6503
Attn:	Barry I.  Grossman, Esq.
Tel:	212.370.1300; Fax: 212.370.7889

(h)	Failure of the Company to exercise any right or remedy under this
Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.
(i)	This Subscription Agreement shall be enforced, governed and
construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Subscriber, the Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.
(j)	Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United Stated District Court for the Southern District of New York. The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and
(ii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party mailed by certified mail to such party's address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.
(k)	If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.
(l)	The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.
(m)	All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.
(n)	This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Purchase Price



Print or Type Name



Signature



Date



Social Security Number (if
applicable)



Address

Please check if applicable and include co-owner's information below (name, address, social security number):
_____ Joint Tenancy	_____ Tenants in Common



Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Purchase Price



Print or Type Name of Entity



Address


______________________________________
Taxpayer I.D.  No.  (if applicable)

______________________________________
Date


______________________________________
Signature


______________________________________
Print or Type Name and Indicate
Title or Position with Entity



IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.
ADM TRONICS UNLIMITED, INC.



By:
Name:
Title:



Date:
	, 2004



AA NORTHVALE MEDICAL ASSOCIATES,
INC.



By:
Name:
Title:


Date:
	, 2004


                                   Annex A

                             Registration Rights

ADM Tronics Unlimited, Inc. and AA Northvale Medical Associates, Inc. hereby grant to the Subscriber the following registration rights.

1.	Definitions.
Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between ADM Tronics Unlimited, Inc., AA Northvale Medical Associates, Inc. and the subscriber signatory thereto (the "Subscription Agreement") or in the Company's Confidential Private Placement Memorandum, dated as of May 20, 2004 (as amended or supplemented, and together with all documents and filings attached thereto, the "Memorandum"). As used herein, the following terms shall have the following meanings:

Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Commission: The United States Securities and Exchange
Commission.

Common Stock: The common stock, par value $.0005 per share, of ADM Tronics Unlimited, Inc. and AA Northvale Medical
Associates, Inc., no par value.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Holder or Holders: Any holder of the Registrable Securities.
Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus. Registrable Securities: The shares of common stock issuable upon conversion of the Notes, the common stock issuable upon the payment of interest of the Notes, the common stock issuable upon the exercise of ADM Warrants and the common stock issuable upon the exercise of AAN Warrants, until such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (2) such Registrable Securities are saleable pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, without any restriction, whichever is earlier.

Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

Units: The units of the Company sold pursuant to the Subscription Agreement consisting of Notes, ADM Warrants and AAN
Warrants.

2.	Registration Rights.
(a)	Spin Off and Demand Registration.
AAN agrees to file a registration statement covering the resale of the shares of AAN common stock issuable upon the conversion of the Notes and payment of interest on the Notes, and the exercise of the AAN Warrants in conjunction with a pro rata distribution to ADM's stockholders ("Spin Off") or an initial public offering ("IPO") of the shares of AAN Common Stock. The Company will file a registration statement on Form SB-2 or other appropriate form (the "Registration Statement") with the SEC no later than sixty (60) days following the Closing. ADM shall use its best-efforts to have the Registration Statement declared effective by the SEC by no later than ninety
(90) days following the filing thereof. In the event that the Registration Statement has not been declared effective by the SEC on or before March 1, 2005, then the number of shares of AAN Common Stock issuable upon the conversion of the Notes and the exercise of the AAN Warrants shall be increased by two percent (2%) for each 30 day period (or partial period, as the case may be) following March 1, 2005.

In addition, the Company shall grant to the holders of Units a demand registration right to the effect that in the event that if, by March 1, 2005:
(i) the Spin Off or IPO is not effected, or (ii) the Registration Statement has not been declared effective by the SEC, then ADM shall register with the SEC all of the shares of ADM common stock issuable upon the conversion of the Notes and the exercise of the ADM Warrants. ADM shall use its best efforts to have such securities registered within 30 days of the demand made by the holders thereof. In the event that the registration statement covering all of such securities is not declared effective by the SEC within 90 days of the demand for registration or the registration does not remain effective for 60 consecutive days, then the number of shares of ADM Common Stock issuable upon the conversion of the Notes and the exercise of the ADM Warrants shall be increased by one percent (1%) for each 30 day period (or partial period, as the case may be) following such 90 day period. ADM covenants to maintain the effectiveness of such ADM registration statement until the third (3rd) anniversary of the date of such effectiveness.

(b)	Piggyback Registration.
If, at any time after the closing of the Offering, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (or registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to Holders of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of any such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of such Holder's Registrable Securities, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered ("Piggyback Registration Rights").

3.	Registration Procedures.
In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:
(a)	prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders covered by such Registration Statement (the "Selling Holders"), Holders' legal counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the review of such Holders' Counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which Selling Holders of at least a majority of the Registrable Securities (the "Objecting Party") shall object, pursuant to notice given to the Company prior to the filing of such amendment or supplement (the "Objection Notice"). The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five (5) Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Selling Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b)	as promptly as practicable prepare and file with the
Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

(c)	as promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto); provided, that before filing a Registration Statement or Prospectus relating to the Registrable Securities or any amendments or supplements thereto, the Company will furnish to Holders' Counsel copies of all documents proposed to be filed at least three
(3) Business Days prior to the filing thereof, which documents will be subject to the review of such counsel;

(d)	on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder, Holders' Counsel or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

(e)	cause the Registrable Securities covered by such Registration
Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(f)	as promptly as practicable notify each Selling Holder,
Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g)	make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;

(h)	use its reasonable efforts to prevent the issuance of any
order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

(i)	as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, deliver a copy of such document to Holders' legal counsel;

(j)	cooperate with the Selling Holders and the managing
underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository Trust Company) representing securities sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Selling Holders may request and make available prior to the effectiveness of such Registration Statement a supply of such certificates;

Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this
Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this
Section 3 or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or (ii) the Advice.

4.	Registration Expenses.
(a)	All expenses incident to the Company's performance of, or
compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by a Holder or Holders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called "Registration Expenses."

(b)	The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 except as otherwise set forth therein. Other than as specifically provided for in
Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of Units of Registrable Securities to be registered by each Holder.

5.	Indemnification; Contribution.
(a)	Indemnification by the Company.  The Company agrees to
indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(b)	Indemnification by Holders of Registrable Securities.  In
connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)	Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this
Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(d)	Contribution.  If the indemnification from the indemnifying
party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)	If indemnification is available under this Section 5, the
indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

6.	Transfer of Rights.
The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

7.	Amendment
Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.




SUBSCRIPTION AGREEMENT
Please review, sign on page S-1, and return to:
Maxim Group LLC
405 Lexington Avenue, 2nd Floor
New York, New York  10017
Attention:  Anna Varga
Phone: (212) 895-3801
Fax: (212) 895-3555


SUBSCRIPTION AGREEMENT
ADM TRONICS UNLIMITED, INC.
And its majority-owned subsidiary
AA NORTHVALE MEDICAL ASSOCIATES, INC.
Offering of up to
$3,500,000 worth of Units consisting of
Private Placement of Units Consisting of:
one (1) $100,000 Unsecured 6% Joint Convertible Promissory Note;
one (1) Class A Warrant for ADM Tronics Unlimited, Inc.; and one (1) Class A Warrant for AA Northvale Medical Associates, Inc.
Minimum Amount: 20 Units ($2,000,000)
Maximum Amount: 35 Units ($3,500,000)
$100,000 per Unit
Return by mail or overnight delivery to:
Maxim Group LLC
405 Lexington Avenue, 2nd Floor
New York, New York 10017
Attention: Anna Varga